SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12
LJ INTERNATIONAL INC.
(Name of Registrant as Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
IMPORTANT
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
SOLICITATION OF PROXY
PURPOSE OF MEETING
VOTING AT MEETING
STOCK OWNERSHIP
BOARD OF DIRECTORS
ELECTION OF DIRECTORS
CERTAIN TRANSACTIONS
INDEPENDENT PUBLIC ACCOUNTANTS
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION AT NEXT ANNUAL MEETING OF SHAREHOLDERS
ANNUAL REPORT
OTHER BUSINESS
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

LJ INTERNATIONAL INC.
Unit #12, 12/F, Block A
Focal Industrial Centre
21 Man Lok Street
Hung Hom, Kowloon, Hong Kong
(011) 852-2764-3622
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, August 4, 2006
To Our Shareholders:
          PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our Shenzhen office, 10th Floor, Block 18, Free Trade Zone, Shatoujiao, Shenzhen, People’s Republic of China, on Friday, August 4, 2006, at 11:00 a.m., local time, for the following purposes:
          1. To elect seven directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and
          2. To transact such other business as may properly come before the meeting or any adjournment.
          The board of directors has fixed the close of business on June 26, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

By Order of the Board of Directors

Ka Man Au
Secretary
Dated: June 30, 2006
IMPORTANT
          Whether or not you expect to attend the meeting, please execute the accompanying proxy and return it promptly in the enclosed reply envelope which requires no postage. If you grant a proxy, you may revoke it at any time prior to the meeting. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

LJ INTERNATIONAL INC.
Unit #12, 12/F, Block A
Focal Industrial Centre
21 Man Lok Street
Hung Hom, Kowloon, Hong Kong
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held Friday, August 4, 2006
SOLICITATION OF PROXY
          The accompanying proxy is solicited on behalf of the board of directors of LJ International Inc. for use at our annual meeting of shareholders to be held at our Shenzhen office, 10th Floor, Block 18, Free Trade Zone, Shatoujiao, Shenzhen, People’s Republic of China, on Friday, August 4, 2006, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which is expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about June 30, 2006.
          Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted “FOR” the election as directors of those nominees named in the proxy statement and in accordance with his best judgment on all other matters that may properly come before the meeting.
          The enclosed form of proxy provides a method for you to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked “FOR.” If you wish to withhold authority to vote for all nominees, check the box marked “WITHHOLD.” If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked “FOR” and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

PURPOSE OF MEETING
          As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:
          1. To elect seven directors to hold office for the term specified herein or until their successors are elected and qualified; and
          2. To transact such other business as may properly come before the meeting or any adjournment.
VOTING AT MEETING
          Our voting securities consist solely of common stock, $.01 par value per share.
          The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on June 26, 2006, at which time we had outstanding and entitled to vote at the meeting 17,083,203 shares of common stock. Shareholders are entitled to one vote, in person or by proxy, for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.
          The election of each director will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote. Cumulative voting for directors is not authorized and proxies cannot be voted for more than seven nominees.
STOCK OWNERSHIP
          The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of December 31, 2005 by:
•	each person who is known by us to own beneficially more than 5% of our outstanding common stock;

•	each of our current executive officers and directors; and

•	all executive officers and directors as a group.
          As of December 31, 2005, we had 15,521,203 shares of our common stock issued and outstanding.
          This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.

          The address for each person named below is c/o LJ International Inc., Unit #12, 12/F, Block A, Focal Industrial Centre, 21 Man Lok Street, Hung Hom, Kowloon, Hong Kong.

	Number		Percent
Name of Beneficial Holder	Shares Beneficially Owned
Yu Chuan Yih	3,856,353	(1)(2)	22.5%
Ka Man Au	202,000	(3)	1.3%
Hon Tak Ringo Ng	100,000	(4)	*
Po Yee Elsa Yue	4,000	(5)	*
Andrew N. Bernstein	100,000	(6)	*
Kelvin Wong	0		*
Wing Kwan Ted Lai	0		*
All directors and executive officers as a group (7 persons)	4,262,353		24.4%

*	Represents less than 1% beneficial ownership

(1)	Of Mr. Yih’s 2,267,853 shares, 1,500,000 shares are owned of record by Pacific Growth Developments Ltd., a British Virgin Islands corporation, which is owned by Mr. Yih (60%), his wife Tammy Yih (20%) and an adult daughter, Bianca Tzu Hsiu Yih (20%).

(2)	Includes options currently exercisable to acquire:

• 766,500 shares of common stock at $2.00 per share at any time until April 30, 2008;

• 22,000 shares of common stock at $2.25 per share at any time until April 30, 2008; and

• 800,000 shares of common stock at $2.00 per share at any time until June 30, 2013.

(3)	Represents options currently exercisable to acquire:

• 27,000 shares of common stock at $2.00 per share at any time until April 30, 2008;

• 100,000 shares of common stock at $2.25 per share at any time until April 30, 2008; and

• 75,000 shares of common stock at $2.00 per share at any time until June 30, 2013.

(4)	Represents options currently exercisable to acquire:

• 25,000 shares of common stock at $2.00 per share at any time until April 30, 2008; and

• 75,000 shares of common stock at $2.00 per share at any time until June 30, 2013.

(5)	Represents options currently exercisable to acquire:

• 4,000 shares of common stock at $2.00 per share at any time until June 30, 2013.

(6)	Includes options currently exercisable to acquire:

• 50,000 shares of common stock at $2.00 per share at any time until April 30, 2008.
BOARD OF DIRECTORS
          Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings. During the fiscal year ended December 31, 2005, the board met five times.
          We have established an audit committee, which currently consists of Kelvin Wong, Wing Kwan Ted Lai and Po Yee Elsa Yue. Its functions are to:
•	recommend annually to our board of directors the appointment of our independent public accountants;

•	discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;

•	review and approve non-audit services of the independent public accountants;

•	review compliance with our existing accounting and financial policies;

•	review the adequacy of our financial organization; and

•	review our management’s procedures and policies relative to the adequacy of our internal accounting controls and compliance with U.S. federal and state laws relating to financial reporting.
          The audit committee met once during the fiscal year ended December 31, 2005.
          We have established a nominating committee, which currently consists of Andrew N. Bernstein, Kelvin Wong and Po Yee Elsa Yue. Its purpose and functions are to:
•	assess the size and composition of the board of directors in light of our operating requirements and existing social attitudes and trends;

•	develop membership qualifications for the board of directors and all board committees;

•	monitor compliance with board of director and board committee membership criteria;

•	review and recommend directors for continued service as required based on our evolving needs;

•	coordinate and assist management and the board of directors in recruiting new members to the board of directors; and

•	investigate suggestions for candidates for membership on the board of directors and recommend prospective directors, as required, to provide an appropriate balance of knowledge, experience and capability on the board of directors, including stockholder nominations for the board of directors.

          The nominating committee was created in late 2005; therefore, it did not meet during the fiscal year ended December 31, 2005.
          We have established a compensation committee, which currently consists of Andrew N. Bernstein, Kelvin Wong and Wing Kwan Ted Lai. Its purpose and functions are to:
•	review and approve corporate goals and objectives relevant to the compensation of the chief executive officer and other executive officers;

•	evaluate the chief executive officer’s performance in light of such goals and objectives at least annually and communicate the results to the chief executive officer and the board of directors;

•	set the chief executive officer’s compensation levels based on the foregoing evaluation (including annual salary, bonus, stock options and other direct and indirect benefits), with ratification by the independent directors of the full board of directors; and

•	set the other executive officers’ compensation levels (including annual salary, bonus, stock options and other direct and indirect benefits).
          The compensation committee was created in late 2005; therefore it did not meet during the fiscal year ended December 31, 2005.
          No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he or she served.
          Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board and committee meetings.
ELECTION OF DIRECTORS
          At the meeting, seven directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.
          Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

Nominees for Election as Directors

Name	Age	Position
Yu Chuan Yih	67	Chairman of the Board of Directors, President and Chief Executive Officer
Ka Man Au	42	Chief Operating Officer, Secretary and Director
Hon Tak Ringo Ng	46	Chief Financial Officer and Director
Po Yee Elsa Yue	41	Non-Executive Director
Andrew N. Bernstein	53	Non-Executive Director
Wing Kwan Ted Lai	43	Non-Executive Director
Kelvin Wong	39	Non-Executive Director
          None of our directors and officers was selected due to any agreement or understanding with any other person. There is no family relationship between any of our directors or executive officers and any other director or executive officer.
          Mr. Yih established the business of Lorenzo Jewelry Ltd. and has served as president and managing director since 1987. Mr. Yih is primarily responsible for business development and overall company management. He has over 20 years of experience in semi-precious stone production and marketing. Mr. Yih had been a gemstone trader in Brazil and has extensive experience and relationships in gem sourcing and jewelry design. Mr. Yih is also the Founding Sponsor of the Hong Kong branch of the Gemological Institute of America (GIA), the nonprofit educational organization for the jewelry industry.
          Ms. Au has served as a director of Lorenzo Jewelry Ltd. since its incorporation in 1987. Ms. Au has been our chief operating officer since January 1, 2002 and is primarily responsible for our general administration, human resources, operations and management.
          Mr. Ng has served as our chief financial officer since September 1997 and as one of our directors since May 1, 2001. He received his Bachelor of Science degree in civil engineering from the University of London in 1984 and his Master of Commerce in accounting and commercial administration from the University of New South Wales in 1994. From July 1994 through September 1997, he was an audit senior with Moores Rowland C.A., Certified Public Accountants. Mr. Ng is a certified practising accountant of the Australian Society of CPAs.
          Ms. Yue has served as a non-executive director since December 1999. She is a graduate gemologist from the Gemological Institute of America and served as vice president of GIA, Hong Kong, from August 1994 to December 2002. Her responsibilities included managing the Hong Kong office and administering their education programs, marketing and related activities. Since December 2002, Ms. Yue has served as a manager for a colored gems import and export trading company.
          Mr. Bernstein joined us as a director in July 2005. He earned a Bachelor of Science degree from Cornell University in 1974 and a Juris Doctor degree from Boston College Law

School in 1977. Since 1978, Mr. Bernstein has been engaged in the private practice of law in Denver, Colorado, with emphasis on representation of private and public companies and their transactional, corporate and securities matters. Mr. Bernstein has acted as our U.S. securities counsel since March 1997.
          Mr. Lai joined us as a director in July 2005. He is a lawyer by profession. Mr. Lai received his law degree from the University of London in 1984. He progressed from his legal career to become the managing director of a listed company in Hong Kong at the age of 26 from 1987 to 2001. Mr. Lai was in charge of the legal, accounting and investment operations of the company. Since 2001, he manages his own investments and serves as a consultant of a law firm.
          Mr. Wong joined us as a director in July 2005. Since 2002, he serves as the finance director of a Hong Kong-based private conglomerate group which mainly engages in garment manufacturing and property investments. Mr. Wong earned a Bachelor of Science degree from the University of Southern California in 1990, majoring in accounting. He was formerly the manager of the Assurance and Business Advisory Services division of PriceWaterhouseCoopers in Hong Kong. Mr. Wong has over 13 years of experience in the accounting and finance field. He is currently a member of the American Institute of Certified Public Accountants, the California State Board of Accountancy and the Hong Kong Society of Certified Accountants.
Compensation of Directors and Executive Officers
          The aggregate compensation paid by us to all of our directors and executive officers as a group for the fiscal year ended December 31, 2005 on an accrual basis, for services in all capacities, was $1,146,000. During the fiscal year ended December 31, 2005, we contributed an aggregate amount of $33,000 toward the pension plans of our directors and executive officers.
Executive Service Contract
          We entered into an employment agreement with Mr. Yu Chuan Yih, effective October 1, 2003, for a period of three years at an annual salary of $233,000. Mr. Yih’s remuneration package includes benefits with respect to an automobile. In addition, Mr. Yih is entitled to an annual management bonus of a sum to be determined by the compensation committee of the board of directors at its discretion, having regard for our operating results and the performance of Mr. Yih during the relevant financial year.
          On July 1, 2003, we granted Mr. Yih options exercisable to acquire 800,000 shares of common stock at $2.00 per share at any time until June 30, 2013.
          On January 3, 2005, we granted Mr. Yih, Ms. Au and Mr. Ng options exercisable to acquire 500,000 shares, 100,000 shares and 100,000 shares at $3.00 per share at any time through March 30, 2005.

The 1998 Stock Compensation Plan
          Effective June 1, 1998, we adopted and approved the 1998 Stock Compensation Plan, which our shareholders approved on December 9, 1998. The purpose of the plan is to:
•	encourage ownership of our common stock by our officers, directors, employees and advisors;

•	provide additional incentive for them to promote our success and our business; and

•	encourage them to remain in our employ by providing them with an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.
          Options constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan, which expires in June 2008. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.
          On October 17, 2000, the Company offered each option holder the opportunity to cancel all or some of the stock options previously granted in exchange for the granting on April 30, 2001 of options to acquire an equal number of shares with an exercise price equal to the then last sale price of the stock on April 30, 2001, for a new term of seven years expiring April 30, 2008.
          As of December 31, 2005, 1,985,500 options had been exercised and the following options to purchase shares of our common stock under the plan remained outstanding:
•	a total of 2,014,500 stock options, consisting of stock options to purchase 761,000 and 862,000 shares at $2.00 per share through April 30, 2008 and June 30, 2013, respectively, and 391,500 stock options to purchase 391,500 shares at $2.25 per share through April 30, 2008. A total of 1,668,500 stock options are held by our directors and officers as a group.
The 2003 Stock Compensation Plan
          Effective July 1, 2003, we adopted and approved the 2003 Stock Compensation Plan, which our shareholders approved on December 5, 2003. The purpose of the plan is to:
•	encourage ownership of our common stock by our officers, directors, employees and advisors;

•	provide additional incentive for them to promote our success and our business; and

•	encourage them to remain in our employ by providing them with an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.
          Options constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan, which expires in June 2013. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option or nonqualified option may be less than the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.
          As of December 31, 2005, 2,704,000 options had been exercised and the following options to purchase shares of our common stock under the plan remained outstanding:
•	a total of 1,296,000 stock options, consisting of stock options to purchase 1,174,000 shares at $2.00 per share through June 30, 2013 and 122,000 shares at $2.25 per share through April 30, 2008. A total of 434,000 stock options are held by our directors and officers as a group.
The 2005 Stock Compensation Plan
          Effective July 1, 2005, we adopted and approved the 2005 Stock Compensation Plan, which our shareholders approved on September 26, 2005. The purpose of the plan is to:
•	encourage ownership of our common stock by our officers, directors, employees and advisors;

•	provide additional incentive for them to promote our success and our business; and

•	encourage them to remain in our employ by providing them with an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.
          Options constitute either incentive stock options within the meaning of Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan, which expires in June 2015. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option or nonqualified option may be less than the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.
          As of December 31, 2005, no options had been granted under the plan.
Other Options and Warrants Outstanding
          As of December 31, 2005, the following additional options and warrants to purchase shares of our common stock were outstanding:
•	warrants to purchase 200,000 shares at $3.00 per share through August 15, 2006 which we granted to The Bauer Partnership, Inc. on August 16, 2001, in connection with a proposed debt placement which was never completed

•	warrants to purchase 429,676 shares at $2.98 per share through September 3, 2009 which we sold to a group of investors pursuant to a private placement offering on September 1, 2004

•	warrants to purchase an aggregate of 500,000 shares through April 4, 2008 which we granted to a consultant pursuant to a consulting agreement dated April 5, 2005 on the following terms:
50,000 warrants at $2.80 per warrant
150,000 warrants at $3.00 per warrant
150,000 warrants at $3.50 per warrant
100,000 warrants at $4.00 per warrant
50,000 warrants at $4.50 per warrant
          THE BOARD OF DIRECTORS RECOMMENDS TO THE SHAREHOLDERS THAT YOU VOTE FOR THE ELECTION OF SUCH NOMINEES.
CERTAIN TRANSACTIONS
          Certain of our banking facilities are collateralized by properties owned by Yih Yu Chuan and his personal guarantee to the extent of $9,147,000, $12,971,000 and $21,244,000 as of December 31, 2003, 2004 and 2005. Mr. Yih has not received any additional compensation or consideration from us in return for his personal guarantees.
          During the fiscal year ended April 30, 1999, we provided a guarantee to a bank in respect of mortgage loans granted to Yu Chuan Yih to the extent of $632,000. As of December 31, 2005, the balance of the mortgage loans amounted to $237,000.

INDEPENDENT PUBLIC ACCOUNTANTS
          A representative of Moores Rowland Mazars, Hong Kong is expected to attend the meeting and will have the opportunity to make a statement if he so desires. This representative is expected to be available to respond to appropriate shareholder questions at that time.
PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
AT NEXT ANNUAL MEETING OF SHAREHOLDERS
          Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to our next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by December 31, 2006. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.
ANNUAL REPORT
          Our annual report to shareholders concerning our operations during the fiscal year ended December 31, 2005, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.
OTHER BUSINESS
          Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.
AVAILABILITY OF ANNUAL REPORT ON FORM 20-F
          UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON JUNE 26, 2006. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, LJ INTERNATIONAL INC., UNIT #12, 12/F, BLOCK A, FOCAL INDUSTRIAL CENTRE, 21 MAN LOK STREET, HUNG HOM, KOWLOON, HONG KONG.

          The above notice and proxy statement are sent by order of the board of directors.
KA MAN AU
Secretary
June 30, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
LJ INTERNATIONAL INC.
TO BE HELD AUGUST 4, 2006
          The undersigned hereby appoints Yu Chuan Yih as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of LJ International Inc. held of record by the undersigned as of the close of business on June 26, 2006, at the Annual Meeting of Shareholders to be held on Friday, August 4, 2006, or any adjournment or postponement.
1.	ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
Y.C. Yih; K.M. Au; H.T. Ng; P.Y. Yue; A.N. Bernstein; W.K. Lai; K. Wong
(INSTRUCTION: To withhold authority to vote for any nominees, write the nominees’ names on the space provided below.)

2.	In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement thereof.

It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).
          The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.
Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2006
Signature

Signature if held jointly
PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.
☐     PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT THE MEETING.